UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (314) 342-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.15 par value per share	SF	New York Stock Exchange

Depository Shares, each representing 1/1,000th interest in a share of 6.25% Non-Cumulative Preferred Stock, Series A	SF PR A	New York Stock Exchange

Depository Shares, each representing 1/1,000th interest in a share of 6.25% Non-Cumulative Preferred Stock, Series B	SF PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on June 5, 2019 to (i) elect ten members of the Board of Directors; (ii) approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Company’s Proxy Statement; and (iii) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm.

As of April 8, 2019, the record date for the Annual Meeting, there were 70,976,911 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 68,623,557 shares of common stock were represented in person or by proxy, constituting a quorum.

The final results for the proposals voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Ten Directors:

The Company’s shareholders elected ten directors to hold office until the 2020 annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The following table shows the results of the shareholders’ votes:

	For	Withhold Authority	Abstentions	Broker Non-votes
Nominees with terms ending in 2020:
Kathleen Brown	62,031,244	708,834	—	5,883,479
Michael W. Brown	62,427,549	312,529	—	5,883,479
John P. Dubinsky	61,431,643	1,308,435	—	5,883,479
Robert E. Grady	61,993,352	746,726	—	5,883,479
Ronald J. Kruszewski	61,041,501	1,698,577	—	5,883,479
Maura A. Markus	62,427,292	312,786	—	5,883,479
James M. Oates	61,290,182	1,449,896	—	5,883,479
David A. Peacock	62,037,056	703,022	—	5,883,479
Thomas W. Weisel	61,161,239	1,578,839	—	5,883,479
Michael J. Zimmerman	62,286,676	453,402	—	5,883,479

Proposal 2 – To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non-votes
61,549,191	1,024,688	166,199	5,883,479

Proposal 3 – To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019:

For	Against	Abstentions	Broker Non-votes
67,456,956	1,137,366	29,235	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: June 5, 2019	By:	/s/ James M. Marischen
	Name:	James M. Marischen
	Title:	Chief Financial Officer